SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               __________________


                      Date of Report:  NOVEMBER 15, 2007


                          HARVEY ELECTRONICS, INC.
                Name of Registrant as Specified in Charter)

          NEW YORK                  1-4626                 13-1534671
          --------                  ------                 ----------
(State or other jurisdiction     (Commission File         (IRS Employer
   of incorporation)                 Number)             Identification No.)


       205 CHUBB AVENUE, LYNDHURST, NEW JERSEY                07071
       ---------------------------------------                -----
      (Address of principal executive offices)             (Zip code)


 Registrant's telephone number, including area code:     (201) 842-0078
                                                         --------------

                                 NOT APPLICABLE
                                 --------------
         (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 __
/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 __
/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 __
/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 __
/_/ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.04.  TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

     On November 13, 2007, Harvey Electronics, Inc., a New York corporation (the "COMPANY") received a letter from The NASDAQ Stock Market LLC ("NASDAQ") informing the Company that the Nasdaq Listing Qualifications Panel (the "Panel") determined, after a formal hearing on November 8, 2007, to delist the securities of the Company from The Nasdaq Stock Market, and suspended trading in the Company's shares effective with the open of business on Thursday, November 15, 2007. The decision was based on the Panel's finding of non-compliance by the Company of (a) Marketplace Rule 4350(e), which requires the Company to timely hold an annual meeting of stockholders and (b) Rule 4310(c)(2)(B), which requires the Company to have a minimum of $2,500,000 in stockholder equity or $35,000,000 market value of listed securities or $500,000 of net income from continuing operations for the most recently completed fiscal year or two (2) of the three (3) most recently completed fiscal years.

     The delisting of the Company's shares by NASDAQ is a technical event of default under the YA Global Investments, LP ("YA GLOBAL") convertible debenture (as described below). To date, YA Global has taken no action with respect to this default, but there can be no assurance that it will continue to forbear taking action. The Company is currently negotiating with YA Global to seek a waiver of the default arising from the delisting of the shares by NASDAQ. While YA Global has indicated a willingness to waive the default with certain conditions, there can be no assurance that it will actually formally agree to do so.

     YA Global could take action against the Company at any time. As a result of this event of default, YA Global has no obligation to provide the additional two tranches of financing described below.

     The following is a description of the convertible debenture financing with YA Global. On August 22, 2007, the Company completed a private placement pursuant to which it issued to YA Global, an accredited investor, a 12% secured convertible debenture with a principal amount of $4,000,000, and one warrant to purchase a total of 1,262,274 shares of the Company's common stock at an exercise price of $.01 per share.

     Under the terms of the related Securities Purchase Agreement, YA Global agreed to purchase up to $6,000,000 of secured convertible debentures (the "CONVERTIBLE DEBENTURES"), which are convertible into shares of the Company's common stock at a conversion price of $5.60 per share. If an event of default exists and is uncured for a period of ten (10) business days, the holders of Convertible Debentures are entitled to have their conversion price adjusted to equal the lesser of $5.60 per share or eighty percent (80%) of the lowest volume weighted average price of the Company's stock during the ten (10) trading days immediately preceding a conversion date.

      As noted above, $4,000,000 of the Convertible Debentures were purchased on August 22, 2007 (the "FIRST CLOSING"), and YA Global further agreed to purchase an additional $1,500,000 of Convertible Debentures on the later to occur of (i) the date the Company receives shareholder approval for the issuance of the total transaction shares in excess of 19.99% of the outstanding shares of the Company's common stock and (ii) the date the registration statement (the "REGISTRATION STATEMENT") is filed, pursuant to the Registration Rights Agreement with the SEC (the "SECOND CLOSING") and an additional $500,000 of Convertible Debentures on the date the Registration Statement is declared effective by the SEC (the "THIRD CLOSING").

      The secured Convertible Debentures bear interest at a fixed rate of 12% per annum, payable on a quarterly calendar basis, and they will mature on August 22, 2010 unless previously paid. Principal payments are required on the Convertible Debentures as follows: Six monthly payments of $125,000 each, commencing on June 21, 2008 and twenty-one monthly payments of $250,000 each commencing on December 21, 2008. The first three payments of $125,000 (aggregating $375,000) and held in escrow for the benefit of YA Global. Principal payments may not be required by the Company if the Registration Statement is effective, no event of default exists, the five day consecutive trading day volume weighted average price is at or above one hundred twenty-five percent (125%) of the then effective conversion price and the average daily trading volume of the Company's common stock, as quoted by Bloomberg LP, exceeds two hundred fifty thousand (250,000) shares.

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      The Company has the right  to  redeem the outstanding amount due under the
Convertible Debentures if certain defined conditions are met. The Company also has the right to force conversion of the Convertible Debentures if certain defined conditions are met.

      There are certain restrictions on the holder's right to convert the Convertible Debentures, including that in no case may the holder convert the Convertible Debentures if it would result in beneficial ownership of more than 4.99% of the Company's outstanding common stock (though this provision can be waived by the holder upon 65 days prior notice).

      The Company also entered into a Security Agreement and granted YA Global a first priority security interest in all of the Company's assets. The Company also agreed, among other things, not to pay dividends and not to incur any additional indebtedness, as defined.

      There are customary events of default under the Convertible Debentures, as defined. Additionally, there are customary financial covenants that will apply in fiscal 2008.


ITEM 8.01 OTHER EVENTS

     In response to the above described developments in Item 2.04, the Company has begun negotiation, and believes that it has reached an agreement in principal, with investors, including certain of the owners of the Company's Series B Preferred Stock, to provide additional equity or subordinated debt financing. A waiver by YA Global of the event of default under the Convertible Debentures (as described in item 2.04 above) occasioned by the NASDAQ action is a condition to secure this proposed financing. Additional financing, from either YA Global, or from the additional equity or subordinated debt financing described above is critical to the Company continuing its operations in its current form. There can be no assurance that the Company will be successful in its efforts to conclude the financing arrangements currently being negotiated.

                                     - 3 -

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 DATE: NOVEMBER 26, 2007                  HARVEY ELECTRONICS, INC.


                                          By:  /s/Michael E. Recca
                                          --------------------------------------
                                          Name: Michael E. Recca
                                          Its:  Interim Chief Executive Officer










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